SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 16, 2003

BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Thousand Beverly Way
Fort Smith, Arkansas		72919

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code		(479) 201-2000

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
EX-1.1 Underwriting Agreement
EX-99.1 Prospectus Supplement
EX-99.2 Press Release

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Required FD Disclosure.

On October 16, 2003, Beverly Enterprises, Inc. (the “Company”) announced its agreement to sell, subject to customary conditions, $100,000,000 of its 2.75% Convertible Subordinated Notes due 2033 (the “Notes”) pursuant to its previously announced public offering. A copy of the prospectus supplement dated October 16, 2003 relating to the offering of the Notes is attached as Exhibit 99.1 hereto and incorporated by reference herein.

A copy of the underwriting agreement relating to the Notes between the Company and its underwriters, Lehman Brothers Inc. and Harris Nesbitt Gerard, Inc., is attached as Exhibit 1.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated October 16, 2003, by and among Beverly Enterprises, Inc. and Lehman Brothers Inc., as representative of the several underwriters named therein.

99.1	Prospectus Supplement of Beverly Enterprises, Inc. dated October 16, 2003.

99.2	Press Release of Beverly Enterprises, Inc. dated October 16, 2003.

Item 9. Regulation FD Disclosure.

A copy of the Company’s press release announcing the pricing of the Notes offering is furnished as Exhibit 99.2 hereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 16, 2003	BEVERLY ENTERPRISES, INC.

		By:	/s/ PAMELA H. DANIELS

		Name: Title:	Pamela H. Daniels Senior Vice President, Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated October 16, 2003, by and among Beverly Enterprises, Inc. and Lehman Brothers Inc., as representative of the several underwriters named therein.

99.1	Prospectus Supplement of Beverly Enterprises, Inc. dated October 16, 2003.

99.2	Press Release of Beverly Enterprises, Inc. dated October 16, 2003.

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